Exhibit 10.01

AMENDMENT NO. 1 TO

AMENDED AND RESTATED RECEIVABLES FINANCING AGREEMENT

This Amendment No. 1 to the Amended and Restated Receivables Financing Agreement (the “Amendment”) is made and entered into as of July 30, 2007 among (i) BROOKE ACCEPTANCE COMPANY 2007-1, LLC, a Delaware limited liability company (together with it successors and permitted assigns, the “Borrower”), (ii) BROOKE WAREHOUSE FUNDING, LLC, a Delaware limited liability company (together with its successors and permitted assigns, “BWF”), (iii) BROOKE CREDIT CORPORATION, a Kansas corporation (“BCC”), as seller (together with its successors and permitted assigns, the “Seller”), and as subservicer (in such capacity, the “Subservicer”), and (iv) FIFTH THIRD BANK, an Ohio banking corporation (together with its successors and permitted assigns, “Fifth Third”) (in such capacity, whether on its own behalf or for the benefit of Fountain Square Commercial Funding Corp., a Delaware corporation (“Fountain Square”), together with its successors and permitted assigns, the “Lender”).

WHEREAS, the Borrower, the Seller, and the Lender entered into the Amended and Restated Receivables Financing Agreement dated as of March 30, 2007, (the “Receivables Financing Agreement”) and desire to amend the Receivables Financing Agreement as hereinafter set forth. All terms used but not otherwise defined herein have the meanings given to them in the Receivables Financing Agreement.

NOW, THEREFORE, for good and valuable consideration, the adequacy, receipt, and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendment to Section 8.1(t)

Section 8.1(t) is hereby amended and restated in its entirety to read as follows:

“Replacement Facility. The facility provided by the Lender pursuant to this Agreement shall not have been replaced by a new master trust facility with the Lender on or before September 30, 2007.”

Section 2. Condition to Effectiveness. This Amendment shall become effective on such date (the “Effective Date”) when each of the parties hereto shall have received counterparts of this Amendment executed by the other party (including facsimile signature pages).

Section 3. Effect of Amendment; Ratification. Except as specifically amended hereby, the Receivables Financing Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

Section 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 5. Entire Agreement. This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

Section 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable conflict of laws principles.

Section 7. Section Headings. The various headings of the Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Receivables Financing Agreement or any provision hereof or thereof.

[Signatures Begin on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers, as of the date and year first above written.

BROOKE ACCEPTANCE COMPANY 2007-1 LLC, as Borrower

By	Michael Lowry
Name:	Michael Lowry
Title:	President
BROOKE WAREHOUSE FUNDING, LLC, as Original Borrower, Purchaser and Transferor
By	Michael Lowry
Name:	Michael Lowry
Title:	President
BROOKE CREDIT CORPORATION, as Seller and Subservicer

By	Michael Lowry
Name:	Michael Lowry
Title:	Chief Executive Officer

FIFTH THIRD BANK, as Lender

By	Andrew D. Jones
Name:	Andrew D. Jones
Title:	Assistant Vice President

Signature Page to Amendment No. 1 to the Amended and Restated Receivables Financing Agreement